EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report on Form 10-Q of Varian Semiconductor Associates, Inc. (the “Company”) for the period ended March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2003

By:	/s/ RICHARD A. AURELIO
Richard A. Aurelio Chairman and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report on Form 10-Q of Varian Semiconductor Associates, Inc. (the “Company”) for the period ended March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2003

By:	/s/ ROBERT J. HALLIDAY
Robert J. Halliday Vice President and Chief Financial Officer